UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 27, 2023

Blend Labs, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40599	45-5211045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
415 Kearny Street
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(650) 550-4810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	BLND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On November 27, 2023, Blend Labs, Inc. (the “Company”) entered into a Second Amendment to the Credit Agreement, among the Company, as borrower, the guarantors party thereto, and Blue Owl Technology Finance Corp., as administrative agent for the Lenders (the “Amendment”). The Amendment amends the Credit Agreement, dated as of June 30, 2021 (as amended by that certain First Amendment to the Credit Agreement, dated as of October 18, 2022), among the Company, the guarantors party thereto, the lenders from time to time party thereto, and Blue Owl Technology Finance Corp., as administrative agent and collateral agent for the lenders party thereto (as amended, modified, or supplemented, the “Credit Agreement”).
The Amendment amends the Credit Agreement to, among other things, (i) terminate the revolving loan commitments under the Credit Agreement and (ii) amend the maturity date of the term loans under the Credit Agreement to provide for a springing maturity extension to June 30, 2027, in the event that certain conditions are satisfied. In connection with the Amendment, the Company optionally prepaid outstanding term loans under the Credit Agreement in an aggregate principal amount of $85,000,000, in order to reduce outstanding indebtedness and interest expense under the Credit Agreement.
The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of November 27, 2023, by and among Blend Labs, Inc., each of the Guarantors party hereto, and Blue Owl Technology Finance Corp., as Administrative Agent for the Lenders

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blend Labs, Inc.
Date: November 27, 2023
	By:	/s/ Amir Jafari
	Name:	Amir Jafari
	Title:	Head of Finance (Principal Financial Officer)